UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 5, 2007

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

912 McKinley Ave, Kellogg, Idaho		83837
(Address of principal executive offices)		(Zip Code)

(208) 783-0270
Issuer's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2007, the Registrant entered into a three-year employment agreement with Mark Kockler to which Mr. Kockler will serve as the Company’s new Vice President and Chief Operating Officer.  The employment agreement provides for an annual base salary of $180,000 to be paid to Mr. Kockler, and further provides that he is eligible to receive an annual bonus of up to 50% of his base salary.  Mr. Kockler and his family are also entitled to participate in all group life insurance, medical, pension and profit sharing plans as are provided by the Registrant to its operating executives during the term of the agreement. The agreement may be automatically renewed for additional one-year periods after its initial term, unless either the Registrant or Mr. Kockler elects to terminate it.  A copy of Mr. Kockler’s Employment Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Mr. Kockler brings over 14 years of hardrock metal mining experience to his new position with the Company.  Prior to joining the Company, Mr. Kockler was responsible for all engineering activities at Mines Management, Inc.’s silver-copper Montanore Project in Libby, Montana.  Prior to Mines Management, Mr. Kockler was the senior Mining Engineer for Idaho General’s Mount Hope molybdenum project in Nevada.  Prior to Idaho General, Mr. Kockler served in various project management and mining operations positions for several successful mining operations and companies, including Barrick’s Golden Sunlight Mine, Small Mine Development LLC, and Newmont Mining Corporation’s Carlin open-pit and underground operations.  Mr. Kockler has a Doctorate in Mining Engineering from the University of Idaho and Bachelors of Science and Masters degrees in Mining Engineering from the Montana College of Mineral Sciences and Technology.

A copy of the press release announcing the appointment of Mr. Kockler as the Registrant’s Vice President and Chief Operating Officer is attached hereto as Exhibit 99.2 and the information contained therein is incorporated by reference herein.

The information contained in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Exhibits
99.1	Employment Agreement, dated November 5, 2007, between the Registrant and Mark Kockler

99.2	Press release of registrant dated November 9, 2007, announcing appointment of Mark Kockler as the Registrant’s Vice President and Chief Operating Officer

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY
(Registrant)
Date	November 9, 2007
/s/ ROBERT L. DUMONT
By: Robert L. Dumont
Chief Executive Officer and President

Exhibit Index

99.1	Employment Agreement, dated November 5, 2007, between the Registrant and Mark Kockler

99.2	Press release of registrant dated November 9, 2007, announcing appointment of Mark Kockler as the Registrant’s Vice President and Chief Operating Officer